UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

BENTHOS, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Commission file number: 0-29024

Massachusetts	04-2381876
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

49 Edgerton Drive North Falmouth, MA	02556
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 508-563-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2005, Benthos, Inc. filed a Form 8-K reporting that it had entered into an Agreement and Plan of Merger dated as of November 1, 2005 with Teledyne Technologies Incorporated and a wholly-owned subsidiary of Teledyne (the “Merger Agreement”).

A copy of the Merger Agreement, exclusive of the Disclosure Schedule referred to therein, was filed as Exhibit 2.1 to the Form 8-K.

This current Report on Form 8K/A amends the Form 8-K filed on November 4, 2005 to list the items in the Disclosure Schedule to the Merger Agreement in the exhibit index as required by Item 601(b)(2) of Regulation S-B. The registrant hereby undertakes to provide copies of said items to the Commission upon request.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

2.2	List of items in the Disclosure Schedule to the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTHOS, INC. (Registrant)

Date: December 16, 2005	By:	/s/ Francis E. Dunne, Jr.
Francis E. Dunne, Jr. Vice President, Chief Financial Officer, and Treasurer (Principal Financial and Accounting Officer)

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